Exhibit 99.1

FIRST FINANCIAL HOLDINGS, INC.
34 Broad Street * Charleston, S.C. 29401
843-529-5933 * FAX: 843-529-5883

NEWS	NEWS	NEWS	NEWS	NEWS

Contact:	Dorothy B. Wright
Vice President/Investor Relations
And Corporate Secretary
(843) 529-5931 / (843) 729-7005

FIRST FINANCIAL HOLDINGS, INC. TO PARTICIPATE IN THE HOWE BARNES HOEFER & ARNETT, INC.
CAROLINA BANK INVESTOR FORUM

          CHARLESTON, SOUTH CAROLINA (May 7, 2008) -- First Financial Holdings, Inc. (NASDAQ GSM: FFCH) ("First Financial" or "Company") today announced that through an arrangement with Howe Barnes Hoefer & Arnett, Inc., it will make individual presentations to several institutional investors at the Carolinas Bank Investor Forum. A. Thomas Hood, First Financial's President and Chief Executive Officer, and R. Wayne Hall, Executive Vice President and Chief Financial Officer, will be attending the Forum May 7, 2008 on Kiawah Island, SC.

          The presentations will focus on the Company's performance and its corporate strategy. The slides used for these presentations will be available on the Company's website, www.firstfinancialholdings.com, on Wednesday, May 7, 2008, and will remain available through July 31, 2008. This updated presentation will be used throughout the quarter.

          First Financial is the holding company for First Federal Savings and Loan Association of Charleston, which operates 57 offices located in the Charleston metropolitan area, Horry, Georgetown, Florence and Beaufort counties in South Carolina and Brunswick County in coastal North Carolina. The Company also provides insurance, brokerage and trust services through First Southeast Insurance Services, The Kimbrell Insurance Group, First Southeast Investor Services and First Southeast Fiduciary and Trust Services.

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First Financial Holdings, Inc.

May 7, 2008

Forward Looking Statements

Certain matters in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, including operating efficiencies, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. Management's ability to predict results or the effect of future plans or strategies is inherently uncertain. The Company's actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, general economic conditions nationally and in the State of South Carolina, interest rates, the South Carolina real estate market, the demand for mortgage loans, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2007. Accordingly, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on these statements.

Such forward-looking statements may include projections. Such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts nor have such projections been audited, examined or otherwise reviewed by independent auditors of the Company. In addition, such projections are based upon many estimates and inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of the Company. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by the Company that the projections will prove to be correct. The Company does not undertake to update any forward-looking statement that may be made on behalf of the Company.

For additional information about First Financial, please visit our web site at www.firstfinancialholdings.com or contact Dorothy B. Wright, Vice President-Investor Relations and Corporate Secretary, (843) 529-5931.